                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2000




                         TRANSCRYPT INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    0-21681               47-0801192
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                        IDENTIFICATION NUMBER)



                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 474-4800

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Item 5.  OTHER EVENTS.

         On May 10, 2000, Transcrypt International, Inc. issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by this reference, announcing first quarter results of operations.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


   (a)   FINANCIAL STATEMENTS.

         None.

   (b)   PRO FORMA FINANCIAL INFORMATION.

         None.

   (c)   EXHIBITS.

         The following are furnished as exhibits to this report:

         99.1     News Release issued on May 10, 2000 by the Registrant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              TRANSCRYPT INTERNATIONAL, INC.


Date:  May 12, 2000           By:  /s/ MASSOUD SAFAVI

                              Massoud Safavi
                              Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
99.1             News Release issued on May 10, 2000 by the Registrant.




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